                  ===========================================



                            CASE CREDIT CORPORATION,
                                               Issuer


                               CASE CORPORATION,
                                              Guarantor


                                      and


                              THE BANK OF NEW YORK
                                               Trustee



                                   _________


                                   INDENTURE

                          Dated as of February 1, 1996


                                Debt Securities



                  ===========================================

                            Case Credit Corporation
                Certain Sections of this Indenture relating to
                 Sections 3.10 through 3.18, inclusive, of the
                   Trust Indenture Act of 1939, as amended:

  Provision of Trust
Indenture Act of 1939,
   as amended                               Indenture Section

(S)310(a)(1)   ..........................   6.9
      (a)(2)   ..........................   6.9
      (a)(3)   ..........................   Not Applicable
      (a)(4)   ..........................   Not Applicable
      (b)      ..........................   6.8, 6.10
      (c)      ..........................   Not Applicable
(S)311(a)      ..........................   6.13
      (b)      ..........................   6.13
      (c)      ..........................   Not Applicable
(S)312(a)      ..........................   7.1, 7.2(a)
      (b)      ..........................   7.2(b)
      (c)      ..........................   7.2(c)
(S)313(a)      ..........................   7.3(a)
      (b)      ..........................   7.3(a)
      (c)      ..........................   7.3(a)
      (d)      ..........................   7.3(b)
(S)314(a)      ..........................   7.4
      (a)(4)   ..........................   1.1, 10.4
      (b)      ..........................   Not Applicable
      (c)(1)   ..........................   1.2
      (c)(2)   ..........................   1.2
      (c)(3)   ..........................   Not Applicable
      (d)      ..........................   Not Applicable
      (e)      ..........................   1.2
(S)315(a)      ..........................   6.1
      (b)      ..........................   6.2
      (c)      ..........................   6.1
      (d)      ..........................   6.1
      (e)      ..........................   5.14
(S)316(a)      ..........................   1.1
      (a)(1)(A)..........................   5.2, 5.12
      (a)(1)(B)..........................   5.13
      (a)(2)   ..........................   Not Applicable
      (b)      ..........................   5.8
      (c)      ..........................   1.4(c)
(S)317(a)(1)   ..........................   5.3
      (a)(2)   ..........................   5.4
      (b)      ..........................  10.3
(S)318(a)      ..........................   1.7
- ---------------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                 Page
                                                                 ----

RECITALS OF THE COMPANY AND THE GUARANTOR....................       1

                                   ARTICLE I

                       Definitions and Other Provisions
                            of General Application

   Section 1.1  Definitions                                         1
     Act.....................................................       2
     Affiliate...............................................       2
     Authenticating Agent....................................       2
     Board of Directors......................................       2
     Board Resolution........................................       2
     Book-Entry Security.....................................       2
     Business Day............................................       3
     Capital Lease Obligations...............................       3
     Commission..............................................       3
     Company.................................................       3
     Company Request or Company Order........................       3
     Comparable Treasury Issue...............................       3
     Comparable Treasury Price...............................       3
     Consolidated Net Tangible Assets........................       4
     Corporate Trust Office..................................       4
     Corporation.............................................       4
     Defaulted Interest......................................       4
     Depository..............................................       4
     Event of Default........................................       4
     Funded Debt.............................................       4
     Guarantee...............................................       4
     Guaranteed Security.....................................       5
     Guarantor...............................................       5
     Guarantor Funded Debt...................................       5
     Guarantor Indebtedness..................................       5


- ---------------------------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Guarantor Request or Guarantor Order.........................   5
Guarantor Restricted Subsidiary..............................   5
Guarantor Securitization Subsidiary..........................   5
Guarantor Securitization Transaction.........................   6
Guarantor Subsidiary.........................................   6
Holder.......................................................   6
Indebtedness.................................................   6
Indenture....................................................   6
Independent Investment Banker................................   6
Intangible Assets............................................   7
interest.....................................................   7
Interest Payment Date........................................   7
Liens........................................................   7
Maturity.....................................................   7
Officers' Certificate........................................   7
Opinion of Counsel...........................................   7
Original Issue Discount Security.............................   7
Outstanding..................................................   7
Paying Agent.................................................   8
Person.......................................................   9
Place of Payment.............................................   9
Predecessor Security.........................................   9
Receivables..................................................   9
Redemption Date..............................................   9
Redemption Price.............................................   9
Reference Treasury Dealer....................................   9
Reference Treasury Dealer Quotations.........................   9
Regular Record Date..........................................   9
Restricted Subsidiary........................................  10
Secured Funded Debt..........................................  10
Securities...................................................  10
Securitization Subsidiary....................................  10
Securitization Transaction...................................  10
Security Register and Security Registrar.....................  10
Special Record Date..........................................  10
Stated Maturity..............................................  10
Subsidiary...................................................  11

________________________________

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

      Treasury Rate......................................................... 11
      Trust Indenture Act................................................... 11
      Trustee............................................................... 11
      Vice President........................................................ 11
      Yield to Maturity..................................................... 11
Section 1.2   Compliance Certificates and Opinions.......................... 11
Section 1.3   Form of Documents Delivered to Trustee........................ 12
Section 1.4   Acts of Holders; Record Dates................................. 13
Section 1.5   Notices, Etc. to Trustee, Company and Guarantor............... 14
Section 1.6   Notice to Holders; Waiver..................................... 14
Section 1.7   Conflict with Trust Indenture Act............................. 15
Section 1.8   Effect of Headings and Table of Contents...................... 15
Section 1.9   Successors and Assigns........................................ 15
Section 1.10  Separability Clause........................................... 15
Section 1.11  Benefits of Indenture......................................... 15
Section 1.12  Governing Law................................................. 15
Section 1.13  Legal Holidays................................................ 15

                                   ARTICLE II

                                 Security Forms

Section 2.1   Forms Generally............................................... 16
Section 2.2   Form of Face of Security...................................... 16
Section 2.3   Form of Reverse of Security................................... 18
Section 2.4   Additional Provisions Required in Book-Entry Security......... 23
Section 2.5   Additional Provisions Required in Guaranteed Security......... 23
Section 2.6   Form of Trustee's Certificate of Authentication............... 23

                                  ARTICLE III

                                 The Securities

Section 3.1   Amount Unlimited; Issuable in Series.......................... 24
Section 3.2   Denominations................................................. 26
Section 3.3   Execution, Authentication, Delivery and Dating................ 26
Section 3.4   Temporary Securities.......................................... 28

- ---------------------

NOTE: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

Section 3.5   Registration, Registration of Transfer and Exchange........... 28
Section 3.6   Mutilated, Destroyed, Lost and Stolen Securities.............. 30
Section 3.7   Payment of Interest; Interest Rights Preserved................ 31
Section 3.8   Persons Deemed Owners......................................... 32
Section 3.9   Cancellation.................................................. 32
Section 3.10  Computation of Interest....................................... 33
Section 3.11  CUSIP Numbers................................................. 33

                                   ARTICLE IV

                           Satisfaction and Discharge

 Section 4.1  Satisfaction and Discharge of Indenture....................... 33
 Section 4.2  Application of Trust Money.................................... 34

                                   ARTICLE V

                                    Remedies

Section 5.1   Events of Default............................................. 35
Section 5.2   Acceleration of Maturity; Rescission and Annulment............ 38
Section 5.3   Collection of Indebtedness and Suits for Enforcement by
               Trustee...................................................... 39
Section 5.4   Trustee May File Proofs of Claim.............................. 39
Section 5.5   Trustee May Enforce Claims Without Possession of Securities... 40
Section 5.6   Application of Money Collected................................ 40
Section 5.7   Limitation on Suits........................................... 40
Section 5.8   Unconditional Right of Holders to Receive Principal, Premium
               and Interest................................................. 41
Section 5.9   Restoration of Rights and Remedies............................ 41
Section 5.10  Rights and Remedies Cumulative................................ 42
Section 5.11  Delay or Omission Not Waiver.................................. 42
Section 5.12  Control by Holders............................................ 42
Section 5.13  Waiver of Past Defaults....................................... 42
Section 5.14  Undertaking for Costs......................................... 43
Section 5.15  Waiver of Stay or Extension Laws.............................. 43

- ---------------------

NOTE: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                  ARTICLE VI

                                  The Trustee

Section 6.1   Certain Duties and Responsibilities........................... 43
Section 6.2   Notice of Defaults............................................ 44
Section 6.3   Certain Rights of Trustee..................................... 44
Section 6.4   Not Responsible for Recitals or Issuance of Securities........ 45
Section 6.5   May Hold Securities........................................... 45
Section 6.6   Money Held in Trust........................................... 46
Section 6.7   Compensation and Reimbursement................................ 46
Section 6.8   Disqualification; Conflicting Interests....................... 47
Section 6.9   Corporate Trustee Required; Eligibility....................... 47
Section 6.10  Resignation and Removal; Appointment of Successor............. 47
Section 6.11  Acceptance of Appointment by Successor........................ 49
Section 6.12  Merger, Conversion, Consolidation or Succession to Business... 50
Section 6.13  Preferential Collection of Claims Against Company
               or Guarantor................................................. 50
Section 6.14  Appointment of Authenticating Agent........................... 50

                                  ARTICLE VII

              Holders' Lists and Reports by Trustee and Company

Section 7.1   Company or the Guarantor to Furnish Trustee Names and
               Addresses of Holders......................................... 53
Section 7.2   Preservation of Information; Communications to Holders........ 53
Section 7.3   Reports by Trustee............................................ 53
Section 7.4   Reports by Company and Guarantor.............................. 54

                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.1   Company or Guarantor May Consolidate, Etc. Only on Certain
               Terms........................................................ 55
Section 8.2   Successor Substituted......................................... 56

- ---------------------

NOTE: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                  ARTICLE IX

                            Supplemental Indentures

Section 9.1   Supplemental Indentures Without Consent of Holders............ 56
Section 9.2   Supplemental Indentures with Consent of Holders............... 58
Section 9.3   Execution Of Supplemental Indentures.......................... 59
Section 9.4   Effect of Supplemental Indentures............................. 59
Section 9.5   Conformity with Trust Indenture Act........................... 59
Section 9.6   Reference in Securities to Supplemental Indentures............ 59

                                   ARTICLE X

                                   Covenants

Section 10.1  Payment of Principal, Premium and Interest.................... 60
Section 10.2  Maintenance of Office or Agency............................... 60
Section 10.3  Money for Securities Payments to Be Held in Trust............. 60
Section 10.4  Statement by Officers as to Default........................... 62
Section 10.5  Existence..................................................... 62
Section 10.6  Restrictions on Secured Funded Debt........................... 62
Section 10.7  Waiver of Certain Covenants................................... 65
Section 10.8  Calculation of Original Issue Discount........................ 65
Section 10.9  Appointments to Fill Vacancies in Trustee's Office............ 65

                                   ARTICLE XI

                            Redemption of Securities

Section 11.1  Applicability of Article...................................... 65
Section 11.2  Election to Redeem; Notice to Trustee......................... 65
Section 11.3  Selection by Trustee of Securities to Be Redeemed............. 66
Section 11.4  Notice of Redemption.......................................... 66
Section 11.5  Deposit of Redemption Price................................... 67
Section 11.6  Securities Payable on Redemption Date......................... 67
Section 11.7  Securities Redeemed in Part................................... 68

- ---------------------

NOTE: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                 ARTICLE XII

                                 Sinking Funds

Section 12.1  Applicability of Article...................................... 68
Section 12.2  Satisfaction of Sinking Fund Payments with Securities......... 68
Section 12.3  Redemption of Securities for Sinking Fund..................... 69

                                 ARTICLE XIII

                       Defeasance and Covenant Defeasance

Section 13.1  Applicability of Article; Company's Option to
               Effect Defeasance or Covenant Defeasance..................... 69
Section 13.2  Defeasance and Discharge...................................... 69
Section 13.3  Covenant Defeasance........................................... 70
Section 13.4  Conditions to Defeasance or Covenant Defeasance............... 70
Section 13.5  Deposited Money and U.S. Government Obligations to be Held
               in Trust; Other Miscellaneous Provisions..................... 72
Section 13.6  Reinstatement................................................. 73

                                  ARTICLE XIV

                            Guarantee of Securities

Section 14.1  Applicability of Article...................................... 73
Section 14.2  Guarantee..................................................... 73
Section 14.3  Execution of Guarantee........................................ 74
Section 14.4  Form of Guarantee............................................. 75

- ---------------------

NOTE: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

          INDENTURE, dated as of February 1, 1996 between CASE CREDIT CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein, called the "Company"), having its principal office at 5729 Washington Avenue, Racine, Wisconsin 53406, CASE CORPORATION, a corporation duly organized under the laws of the State of Delaware (herein, called the "Guarantor"), having its principal office at 700 State Street, Racine, Wisconsin 53404 and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").


                   RECITALS OF THE COMPANY AND THE GUARANTOR

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          The Guarantor, subject to the terms and conditions described herein, desires to make the Guarantee (as hereinafter defined) and has duly authorized the execution and delivery of this Indenture.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                   ARTICLE I

                       Definitions and Other Provisions
                            of General Application

Section 1.1  Definitions.
             -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Board of Directors" means, with respect to the Company, the board of directors of the Company or any duly authorized committee of the board, and with respect to the Guarantor, the board of directors of the Guarantor or any duly authorized committee of the board.

          "Board Resolution" means, with respect to the Company, a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, and, with respect to the Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary of the Guarantor, each to have been duly adopted by the respective Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Book-Entry Security" means a Security in the form prescribed in
Section 2.4 evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

          "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

          "Capital Lease Obligations" of either the Company or any Restricted Subsidiary or of the Guarantor or any Guarantor Restricted Subsidiary means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real property, the term of which extends beyond 12 months, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under generally accepted accounting principles (including Statement No. 13 of Financial Accounting Standards Board) and, for the purposes of this Indenture, the amount of such obligation shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles (including such Statement No. 13).


          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, its General Counsel or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

          "Comparable Treasury Price" means with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contained such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

          "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the most recent consolidated balance sheet of the Company and Restricted Subsidiaries as at the end of the fiscal quarter of the Company ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, less (a) all current liabilities (due within one year) as shown on such balance sheet, (b) applicable reserves, (c) investments in and advances to Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries that are consolidated on the consolidated balance sheet of the Company and its Subsidiaries, and (d) Intangible Assets and liabilities relating thereto.

          "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered, which currently is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

          "corporation" means a corporation, association, company, joint-stock company or business trust.

          "Defaulted Interest" has the meaning specified in Section 3.7.

          "Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, the Person designated as Depository for such series by the Company pursuant to Section 3.1, initially The Depository Trust Company, its nominees and their respective successors, which Person shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended.

          "Event of Default" has the meaning specified in Section 5.1.

          "Funded Debt" means (i) any indebtedness of the Company or a Restricted Subsidiary maturing more than 12 months after the time of computation thereof, (ii) guarantees by the Company or a Restricted Subsidiary of Funded Debt or of dividends of others (except guarantees in connection with the sale or discount of accounts receivable, trade acceptances and other paper arising in the ordinary course of business), (iii) in the case of any Restricted Subsidiary, all preferred stock of such Restricted Subsidiary, and (iv) all Capital Lease Obligations of the Company or a Restricted Subsidiary.

          "Guarantee" means a guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture.

          "Guaranteed Security" means a Security authenticated and delivered pursuant to this Indenture with a Guarantee endorsed on such Security, which Guarantee is substantially in the form described in Section 14.4 (except as otherwise permitted by Section 2.5) and executed pursuant to the provisions of
Article XIV.

          "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such Person.

          "Guarantor Funded Debt" means (i) any indebtedness of the Guarantor or a Guarantor Restricted Subsidiary maturing more than 12 months after the time of computation thereof, (ii) guarantees by the Guarantor or any Guarantor Restricted Subsidiary of Funded Debt or of dividends of others (except guarantees in connection with the sale or discount of accounts receivable, trade acceptances and other paper arising in the ordinary course of business), (iii) all preferred stock of Guarantor Restricted Subsidiaries and (iv) all Capital Lease Obligations of the Guarantor or any Guarantor Restricted Subsidiary.

          "Guarantor Indebtedness" means, at any date, without duplication, (i) all obligations for borrowed money of the Guarantor or any Guarantor Subsidiary or any other indebtedness of the Guarantor or a Guarantor Subsidiary, evidenced by bonds, debentures, notes or other similar instruments, and (ii) Guarantor Funded Debt, except such obligations and other indebtedness of the Guarantor and Guarantor Funded Debt, if any, incurred as a part of a Guarantor Securitization Transaction.

          "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of the Guarantor by its Chairman of the Board, its President, its General Counsel or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Guarantor Restricted Subsidiary" means each Guarantor Subsidiary other than (i) Guarantor Securitization Subsidiaries and Guarantor Subsidiaries of Guarantor Securitization Subsidiaries and (ii) the Company and its Subsidiaries.

          "Guarantor Securitization Subsidiary" means a Guarantor Subsidiary (a) which is formed for the purpose of effecting one or more Guarantor Securitization Transactions and engaging in other activities reasonably related thereto and (b) as to which no portion of the indebtedness or any other obligations of which (i) is guaranteed by the Guarantor or any Guarantor Restricted Subsidiary, or (ii) subjects any property or assets of the Guarantor or any Guarantor Restricted Subsidiary, directly or indirectly, contingently or otherwise, to any lien, other than pursuant to representations, warranties and covenants (including those related to servicing) entered into in the ordinary course of business in connection with a Guarantor Securitization Transaction and inter-company notes and other forms of capital or credit support relating to the transfer or sale of Receivables or asset-backed securities to such Guarantor

Securitization Subsidiary and customarily necessary or desirable in connection with such transactions.

          "Guarantor Securitization Transaction" means any transaction or series of transactions that have been or may be entered into by the Guarantor or any Guarantor Subsidiary in connection with or reasonably related to a transaction or series of transactions in which the Guarantor or any Guarantor Subsidiary may sell, convey or otherwise transfer to (i) a Guarantor Securitization Subsidiary or (ii) any other Person, or may grant a security interest in, any Receivables or asset-backed securities or interest therein (whether such Receivables or securities are then existing or arising in the future) of the Guarantor or any Guarantor Subsidiary and any assets related thereto, including, without limitation, all security interests in the property or services financed thereby, the proceeds of such Receivables or asset-backed securities and any other assets which are sold or in respect of which security interests are granted in connection with securitization transactions involving such assets.

          "Guarantor Subsidiary" means any corporation of which at least a majority of the outstanding stock, which under ordinary circumstances (not dependent upon the happening of a contingency) has voting power to elect a majority of the board of directors of such corporation, is owned directly or indirectly by the Guarantor or by one or more Guarantor Subsidiaries, or by the Guarantor and one or more Guarantor Subsidiaries.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" means, at any date, without duplication, (i) all obligations for borrowed money of the Company or a Restricted Subsidiary or any other indebtedness of the Company or a Restricted Subsidiary, evidenced by bonds, debentures, notes or other similar instruments, and (ii) Funded Debt, except such obligations and other indebtedness of the Company or a Restricted Subsidiary of the Company and Funded Debt, if any, incurred as a part of a Securitization Transaction.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

          "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

          "Intangible Assets" means, at any date, the value (net of any applicable reserves), as shown on or reflected in the most recent consolidated balance sheet of the Company and the Restricted Subsidiaries as at the end of the fiscal quarter of the Company ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, of:
(i) all trade names, trademarks, licenses, patents, copyrights, service marks, goodwill and other like intangibles; (ii) organizational and development costs;
(iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents, deferred interest waiver, compensation and similar items and tangible assets being amortized); and (iv) unamortized debt discount and expense, less unamortized premium.

          "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Liens" means pledges, mortgages, security interests and other liens, including purchase money liens, on any property of the Company or any Restricted Subsidiary which secure Secured Funded Debt.

          "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, the General Counsel or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or, in the case of an Officers' Certificate to be delivered by the Guarantor, of the Guarantor, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.4 shall be the principal executive, financial or accounting officer of the Company or the Guarantor, as applicable.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Guarantor, and who shall be acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

          "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.2, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by
Section 3.1 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Receivables" means any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising, either directly or indirectly, from the financing by the Company or any Subsidiary of the Company of property or services, and monies due thereunder, security interests in the property and services financed thereby and any and all other related rights.

          "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Reference Treasury Dealer" means each of Merrill, Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Lazard, Freres & Co. LLC., Lehman Brothers Inc. and Morgan Stanley Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Treasury Reference Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

          "Restricted Subsidiary" means each Subsidiary of the Company other than Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries.

          "Secured Funded Debt" means Funded Debt of the Company which is secured by any pledge, or mortgage, security interest or other lien on any property (whether owned on the date hereof or hereafter created) of the Company or of a Restricted Subsidiary.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Securitization Subsidiary" means a Subsidiary of the Company (a) which is formed for the purpose of effecting one or more Securitization Transactions and engaging in other activities reasonably related thereto and (b) as to which no portion of the indebtedness or any other obligations of which (i) is guaranteed by the Company or any Restricted Subsidiary, or (ii) subjects any property or assets of the Company or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to any lien, other than pursuant to representations, warranties and covenants (including those related to servicing) entered into in the ordinary course of business in connection with a Securitization Transaction and inter-company notes and other forms of capital or credit support relating to the transfer or sale of Receivables or asset-backed securities to such Securitization Subsidiary and customarily necessary or desirable in connection with such transactions.

          "Securitization Transaction" means any transaction or series of transactions that have been or may be entered into by the Company or any of its Subsidiaries in connection with or reasonably related to a transaction or series of transactions in which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to (i) a Securitization Subsidiary or (ii) any other Person, or may grant a security interest in, any Receivables or asset-backed securities or interest therein (whether such Receivables or securities are then existing or arising in the future) of the Company or any of its Subsidiaries, and any assets related thereto, including, without limitation, all security interests in the property or services financed thereby, the proceeds of such Receivables or asset-backed securities and any other assets which are sold or in respect of which security interests are granted in connection with securitization transactions involving such assets.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means any corporation of which at least a majority of the outstanding stock, which under ordinary circumstances (not dependent upon the happening of a contingency) has voting power to elect a majority of the board of directors of such corporation, is owned directly or indirectly by the Company or by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries.

          "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Vice President," when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Yield to Maturity" means the yield to maturity, calculated at the time of issuance of a series of Securities or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with generally accepted financial practice.

Section 1.2  Compliance Certificates and Opinions.
             ------------------------------------

          Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, whichever the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act.
Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

In the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, however, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3  Form of Documents Delivered to Trustee.
             --------------------------------------

              In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

              Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as applicable, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4  Acts of Holders; Record Dates.
             -----------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.5  Notices, Etc. to Trustee, Company and Guarantor.
             -----------------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or by the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attention: Corporate Trust Trustee Administration, or

          (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument,
     Attention: General Counsel or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6  Notice to Holders; Waiver.
             -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made as shall be satisfactory to the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.7  Conflict with Trust Indenture Act.
             ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.8  Effect of Headings and Table of Contents.
             ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.9  Successors and Assigns.
             ----------------------

          All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their successors and assigns, whether so expressed or not.

Section 1.10  Separability Clause.
              -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11  Benefits of Indenture.
              ---------------------

          Nothing in this Indenture or in the Securities or the Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12  Governing Law.
              -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

Section 1.13  Legal Holidays.
              --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE II

                                 Security Forms

Section 2.1  Forms Generally.
             ---------------

          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.2  Form of Face of Security.
             ------------------------

          [Insert any legend required by the Internal Revenue Code and the
          ----------------------------------------------------------------
regulations thereunder.]
- ------------------------


                            Case Credit Corporation

                           ..........................

No. .........                                                       $ ..........

                                                            CUSIP No............


          Case Credit Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ..............................,  or registered assigns, the principal sum of .................... Dollars on
 .........................  [if the Security is to bear interest prior to
Maturity, insert --, and to pay interest thereon from ......... or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ........... and ............ in each year, commencing
 ................,  at the rate of .....% per annum, until the principal hereof is paid or made available for payment [if applicable, insert -- , and (to the extent that the payment of such interest shall be legally enforceable) at the rate of .......% per annum on any overdue principal and premium and on any overdue installment of interest.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular
Record Date for such interest, which shall be the ........... or .........
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ........% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ........% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                              CASE CREDIT CORPORATION



                              By:_____________________

Attest:

 ..........................


Section 2.3  Form of Reverse of Security.
             ---------------------------

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of .............. (herein called the
"Indenture"), among the Company, Case Corporation ("Case") and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Case, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate principal amount to $ .............].

     [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail at any time [on or after
 .........., ....], as a whole or in part, at the election of the Company, at a
Redemption Price equal to the greater of (i) 100% of their principal amount or
(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to maturity on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus __ basis points with, in each case, accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert --
(1) on ........ in any year commencing with the year ..... and ending with the year ...... through operation of the sinking fund for this series at a
Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ..........., ....], as a whole or in part, at the election of the
Company, at the following Redemption Prices (expressed as percentages of the principal amount):  If redeemed [on or before .........., ___%, and if redeemed]
during the 12-month period beginning ............... of the years indicated,


             Redemption                    Redemption
Year           Price           Year           Price
- ----           -----           ----           -----



and thereafter at a Redemption Price equal to ...... % of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ..............  in any year commencing with the year ..... and ending with the year ..... through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ........], as a whole or in part, at the election of the Company, at the
Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............. of the years indicated,


                    Redemption Price
                     For Redemption                  Redemption Price For
                    Through Operation                Redemption Otherwise
                        of the                      Than Through Operation
Year                  Sinking Fund                    of the Sinking Fund
- ----                  ------------                    -------------------



and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [Notwithstanding the foregoing, the Company may not, prior to
 ..........., redeem any Securities of this series as contemplated by [Clause (2)
of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .....% per annum.]

          [The sinking fund for this series provides for the redemption on
 .................. in each year beginning with the year ............... and ending with the year ................ of [not less than $..........  and not more than]  $.............  aggregate principal amount of Securities of this series ("mandatory sinking fund"). Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

          [If the Security is subject to redemption, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          [The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security or] certain restrictive covenants and Events of Default with respect to this Security [, in each case] upon compliance with certain conditions set forth therein.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and Case and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or Case with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $.......... and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, [Case], the Trustee and any agent of the Company, [Case] or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, [Case], the Trustee nor any such agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of [a 360-day year of twelve 30-day months][the actual number of days elapsed and a 360-day year].

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Security shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

Section 2.4  Additional Provisions Required in Book-Entry Security.
             -----------------------------------------------------

          Any Book-Entry Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

          "This Security is a Book-Entry Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This global Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances."

Section 2.5  Additional Provisions Required in Guaranteed Security.
             -----------------------------------------------------

          Any Guaranteed Security issued hereunder shall, in addition to the provisions contained in Sections 2.2, 2.3 and 2.4 (if applicable), have endorsed thereon the Guarantee in substantially the form set forth in Section 14.4 and established in or pursuant to a Board Resolution of the Guarantor, or in such other form as shall be established in or pursuant to a Board Resolution of the Guarantor and set forth, or determined in the manner provided, in an Officers' Certificate of the Guarantor, or established in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

Section 2.6  Form of Trustee's Certificate of Authentication.
             -----------------------------------------------

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    The Bank of New York,
                                                        As Trustee


                                    By:________________________________
                                         Authorized Signatory

                                 ARTICLE III

                                 The Securities

Section 3.1  Amount Unlimited; Issuable in Series.
             ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Company and, subject to
Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series;

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of the Securities of the series is payable;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

          (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 or any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.1;

          (11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

          (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (13) the application, if any, of Section 13.2 or 13.3 to the Securities of any series;

          (14) whether the Securities of the series shall be issued in whole or in part in the form of one or more Book-Entry Securities and, in such case, the Depository with respect to such Book-Entry Security or Securities and the circumstances under which any Book-Entry Security may be registered for transfer or exchange, or authenticated and delivered, in the name of a Person other than such Depository or its nominee, if other than as set forth in Section 3.5;

          (15) whether the Securities of the series shall be Guaranteed Securities;

          (16) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2; and

          (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 9.1(5)).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution of the Company referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officers' Certificate of the Company referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

Section 3.2  Denominations.
             -------------

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.3  Execution, Authentication, Delivery and Dating.
             ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions of the Company as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

     (a) if the form of such Securities has been established by or pursuant to a Board Resolution of the Company as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

     (b) if the terms of such Securities have been established by or pursuant to Board Resolution of the Company as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture;

     (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

     (d) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate of the Company otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such

Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          Reference is made to Article XIV concerning the execution and delivery of any Guarantee.

Section 3.4  Temporary Securities.
             --------------------

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, including, if applicable, each having endorsed thereon a temporary Guarantee duly executed by the Guarantor, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. A temporary Guarantee shall be substantially in the form of the definitive Guarantee in lieu of which it is issued, but with such omissions, insertions and variations as may be appropriate for a temporary Guarantee, all as may be determined by the Guarantor.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay, including, each having endorsed thereon a Guarantee duly executed by the Guarantor to the extent the Securities are Guaranteed Securities. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, including, each having endorsed thereon a Guarantee duly executed by the Guarantor to the extent the Securities are Guaranteed Securities. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 3.5  Registration, Registration of Transfer and Exchange.
             ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the

Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series as designated pursuant to Section 10.2, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, including, each having endorsed thereon a Guarantee duly executed by the Guarantor to the extent the Securities are Guaranteed Securities.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive, including, each having endorsed thereon a Guarantee duly executed by the Guarantor to the extent the Securities are Guaranteed Securities.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange, including, each having endorsed thereon a Guarantee duly executed by the Guarantor to the extent the Securities are Guaranteed Securities.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          Notwithstanding the foregoing, any Book-Entry Security shall be exchangeable pursuant to this Section 3.5 for Securities registered in the name of Persons other than the Depository for such Security or its nominee only if
(i) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Book-Entry Security or if at any time such Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Book-Entry Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Depository shall direct.

          Notwithstanding any other provision in this Indenture, a Book-Entry Security may not be transferred except as a whole by the Depository with respect to such Book-Entry Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository.

Section 3.6  Mutilated, Destroyed, Lost and Stolen Securities.
             ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment by the holder of such mutilated, destroyed, lost or stolen Security of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7  Payment of Interest; Interest Rights Preserved.
             ----------------------------------------------

          Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8  Persons Deemed Owners.
             ---------------------

     Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.9  Cancellation.
             ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled

Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such cancelled Securities.

Section 3.10  Computation of Interest.
              -----------------------

          Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11  CUSIP Numbers.
              -------------

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the "CUSIP" numbers of the Securities.


                                   ARTICLE IV

                           Satisfaction and Discharge

Section 4.1  Satisfaction and Discharge of Indenture.
             ---------------------------------------

          This Indenture shall upon Company Request or Guarantor Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company or the Guarantor, whichever the case may be, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in
     Section 10.3) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, whichever the case may be, in the case of
     (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder, or upon the Guarantee, by the Company or the Guarantor, if applicable; and

          (3) the Company or the Guarantor has delivered to the Trustee an Officers' Certificate of the Company or of the Guarantor, whichever the case may be, and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2  Application of Trust Money.
             --------------------------

          Subject to provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                   Remedies

Section 5.1  Events of Default.
             -----------------

          "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund or other payment required pursuant to the terms of a Security of that series as established by or pursuant to a Board Resolution of the Company as permitted by Section 3.1(8), when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series, provided that for purposes of this clause (4) any covenant or agreement on the part of the Company contained in this Indenture which is not limited to a series of Securities shall be in respect of all series of Securities), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor (if a Guarantee is in effect with respect to Securities of such series) by the Trustee or to the Company, the Guarantor (if a Guarantee is in effect with respect to Securities of such series) and the Trustee by the Holder or Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of the Guarantor (if a Guarantee is in effect with respect to Securities of such series) of any substantial part of either the Company's or the Guarantor's (if the Guarantee is outstanding) property, or ordering the winding up or liquidation of either the Company's or the Guarantor's (if a Guarantee is in effect with respect to Securities of such series) affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series), or the filing by either the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by either the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of the Guarantor or of any substantial part of either the Company's or the Guarantor's (if a Guarantee is in effect with respect to Securities of such series) property, or the making by either the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) of an assignment for the benefit of creditors, or the admission by either the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of such series) in furtherance of any such action;

          (7) a default or defaults under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness (including this Indenture), whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall have resulted in such Indebtedness, in an aggregate principal amount exceeding $60,000,000, individually or in the aggregate, having been declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness, having been discharged, or such acceleration having been rescinded or annulled, or there having been deposited in trust a sum of money sufficient to discharge in full such Indebtedness, within a period of 30 days after there shall have been given, by registered mail, to the Company and the Guarantor, by the Trustee or to the Company, the Guarantor and the Trustee by the Holder or Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged, cause to be deposited in trust a sum sufficient to discharge in full such Indebtedness, whichever the case may be, or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Sections 6.2 and 6.3, the Trustee shall not be deemed to have knowledge of such default unless either (A) the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from the holder of any such Indebtedness or from any trustee under any such mortgage, indenture or other instrument; or

          (8) if a Guarantee is in effect with respect to Securities of such series, a default or defaults under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Guarantor Indebtedness, whether such Guarantor Indebtedness now exists or shall hereafter be created, which default or defaults shall have resulted in such Guarantor Indebtedness, in an aggregate principal amount exceeding $60,000,000, individually or in the aggregate, having been declared due and payable prior to the date on which it would otherwise have become due and payable, without such Guarantor Indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there having been deposited in trust a sum of money sufficient to discharge in full such Guarantor Indebtedness within a period of 30 days after there shall have been given, by registered mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holder or Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series a written notice specifying such default and requiring the Guarantor to cause such Guarantor Indebtedness to be discharged, cause to be deposited in trust a sum sufficient to discharge in full such Guarantor Indebtedness or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Sections
     6.2 and 6.3, the Trustee shall not be deemed to have knowledge of such default unless either (A) the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from the Guarantor, from the holder of any such Guarantor Indebtedness or from any trustee under any such mortgage, indenture or other instrument;

          (9) any event which constitutes an "Event of Default" under the terms governing Securities of that series established as provided in Section 3.1.

Section 5.2  Acceleration of Maturity; Rescission and Annulment.
             --------------------------------------------------

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holder or Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3  Collection of Indebtedness and Suits for Enforcement by Trustee.
             ---------------------------------------------------------------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4  Trustee May File Proofs of Claim.
             --------------------------------

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors or the Guarantor (or any other obligor upon the Guarantee), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 5.5  Trustee May Enforce Claims Without Possession of Securities.
             -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6  Application of Money Collected.
             ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

Section 5.7  Limitation on Suits.
             -------------------

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 5.8  Unconditional Right of Holders to Receive Principal, Premium and
             ----------------------------------------------------------------
             Interest.
             --------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.7) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.9  Restoration of Rights and Remedies.
             ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10  Rights and Remedies Cumulative.
              ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11  Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12  Control by Holders.
              ------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 5.13  Waiver of Past Defaults.
              -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14  Undertaking for Costs.
              ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of (including reasonable counsel fees and expenses) such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

Section 5.15  Waiver of Stay or Extension Laws.
              --------------------------------

          The Company and the Guarantor each covenant (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                  The Trustee

Section 6.1  Certain Duties and Responsibilities.
             -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2  Notice of Defaults.
             ------------------

          If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 5.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 6.3  Certain Rights of Trustee.
             -------------------------

          Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any request or direction of the Guarantor mentioned herein shall be sufficiently evidenced by a Guarantor Request or Guarantor Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution of the Company or the Guarantor, as applicable;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company or an Officers' Certificate of the Guarantor;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

Section 6.4  Not Responsible for Recitals or Issuance of Securities.
             ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5  May Hold Securities.
             -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.6  Money Held in Trust.
             -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.7  Compensation and Reimbursement.
             ------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture.

Section 6.8  Disqualification; Conflicting Interests.
             ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 6.9  Corporate Trustee Required; Eligibility.
             ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10  Resignation and Removal; Appointment of Successor.
              -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee, the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after such Act of such Holders, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company, the Guarantor or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution of the Company may remove the Trustee with respect to all securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after such removal of the Trustee described in clauses (i) and (ii) of the immediately preceding sentence, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution of the Company, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11  Acceptance of Appointment by Successor.
              --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor

Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12  Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13  Preferential Collection of Claims Against Company or Guarantor.
              --------------------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

Section 6.14  Appointment of Authenticating Agent.
              -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                       The Bank of New York,
                                       As Trustee



                                       By:___________________________
                                       As Authenticating Agent



                                       By :__________________________
                                       Authorized Officer

                                  ARTICLE VII

               Holders' Lists and Reports by Trustee and Company

Section 7.1 Company or the Guarantor to Furnish Trustee Names and Addresses of Holders.
               ---------------------------------------------------------------

          The Company or the Guarantor will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than May 1 and November 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding April 1 or October 1, as the case may be; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 7.2    Preservation of Information; Communications to Holders.
               -------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 7.3  Reports by Trustee.
             -------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by (S) 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this

Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such (S) 313(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

Section 7.4    Reports by Company and Guarantor.
               ---------------------------------

          (a) The Company and the Guarantor covenant and agree to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor may be required to file with the Commission pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports, if any, which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. In addition to the foregoing, the Company and the Guarantor, if a Guarantee is in effect with respect to Securities of any series, agrees to voluntarily file with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 for so long as the Securities of any series remain Outstanding.

          (b) The Company and the Guarantor covenant and agree to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports, if any, with respect to compliance by the Company and the Guarantor with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

          (c) The Company and the Guarantor covenant and agree to transmit by mail to all Holders, as the names and addresses of such Holders appear upon the register of the Company, within 30 days after the filing thereof with the Trustee, such summaries of information, documents and reports required to be filed by the Company and the Guarantor, if any, pursuant to subsections (a) and
(b) of this Section 7.4 as may be required by rules and regulations prescribed from time to time by the Commission.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's and the Guarantor's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates of the Company and of the Guarantor).


                                 ARTICLE VIII

             Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.1    Company or Guarantor May Consolidate, Etc. Only on Certain Terms.
               -----------------------------------------------------------------

          Each of the Company and the Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company and the Guarantor shall not permit any Person to consolidate with or merge into the Company or into the Guarantor or convey, transfer or lease the properties and assets of such Person substantially as an entirety to the Company or to the Guarantor, unless:

          (1) if the Company or the Guarantor, as the case may be, shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Restricted Subsidiary, or of the Guarantor or a Guarantor Restricted Subsidiary, as the case may be, as a result of such transaction as having been incurred by the Company or such Restricted Subsidiary, or the Guarantor or such Guarantor Restricted Subsidiary, at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate of the Company or the Guarantor, as the case may be, and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.2    Successor Substituted.
               ----------------------

               Upon any consolidation of the Company or the Guarantor, as the case may be, with, or merger of the Company or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor herein; and in the event of any such conveyance, transfer or lease, the Company or the Guarantor (which term shall for this purpose mean the Person named as the Company or any successor corporation which shall have theretofore become such in the manner prescribed in Section 8.1) shall be discharged from all liability under this Indenture and in respect of the Securities and may be dissolved and liquidated.


                                  ARTICLE IX

                            Supplemental Indentures

Section 9.1    Supplemental Indentures Without Consent of Holders.
               ---------------------------------------------------

               Without the consent of any Holders, the Company and the Guarantor, each when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or the Guarantee; or

          (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

          (3)  to add any additional Events of Default; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided, that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or
     (ii) shall become effective only when there is no such Security Outstanding; or

          (6)  to secure the Securities pursuant to the requirements of Section
     10.6 or otherwise; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series.

Section 9.2    Supplemental Indentures with Consent of Holders.
               ------------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company and the Guarantor, each authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or the rate of accretion of any Original Issue Discount Security or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 5.8,
     Section 5.13 or Section 10.08, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 10.08, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(8), or

          (4) change in any manner adverse to the interests of the Holders of any Guaranteed Securities the terms and conditions of the obligations of the Guarantor with respect to the due and punctual payment of the principal of, premium, if any, and interest on such Guaranteed Securities.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3    Execution Of Supplemental Indentures.
               -------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.4    Effect of Supplemental Indentures.
               ----------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5    Conformity with Trust Indenture Act.
               ------------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 9.6    Reference in Securities to Supplemental Indentures.
               ---------------------------------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                   Covenants

Section 10.1   Payment of Principal, Premium and Interest.
               -------------------------------------------

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 10.2   Maintenance of Office or Agency.
               --------------------------------

          The Company or the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series and this Indenture may be served. The Company or the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and the Guarantor each hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company or the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company or the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.3   Money for Securities Payments to Be Held in Trust.
               --------------------------------------------------

          If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company or the Guarantor shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company or the Guarantor will promptly notify the Trustee of its action or failure so to act.

          The Company or the Guarantor will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or by Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee or the Guarantor all sums held in trust by the Company, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request (or, if deposited by the Guarantor, paid to the Guarantor on Guarantor Request) or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company or the Guarantor cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

Section 10.4   Statement by Officers as to Default.
               ------------------------------------

          The Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each respective fiscal year of the Company and the Guarantor ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or, in the case of the Officers' Certificate delivered by the Guarantor, the Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) applicable to the Company in the case of the Officers' Certificate delivered by the Company, or applicable to the Guarantor, in the case of the Officers' Certificate delivered by the Guarantor and, if either the Company or the Guarantor shall be in default, then such Officers' Certificate shall specify all such defaults and the nature and status thereof of which they may have knowledge.

Section 10.5   Existence.
               ----------

          Subject to Article VIII, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company or the Guarantor shall not be required to preserve any such right or franchise if the Board of Directors of the Company or of the Guarantor, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or of the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.6   Restrictions on Secured Funded Debt.
               ------------------------------------

          The Company will not, nor will it permit any Restricted Subsidiary to, incur, issue, assume, guarantee or create any Secured Funded Debt, without effectively providing concurrently with the incurrence, issuance, assumption, guaranty or creation of any such Secured Funded Debt that the Outstanding Securities (together with, if the Company shall so determine, any other Indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinated to the Outstanding Securities) shall be secured equally and ratably with (or prior to) such Secured Funded Debt, so long as such Secured Funded Debt shall be secured by a Lien, unless, after giving effect thereto, the sum of the aggregate amount of all outstanding Secured Funded Debt of the Company and its Restricted Subsidiaries would not exceed an amount equal to the sum of (i) $20,000,000 and (ii) 15% of Consolidated Net Tangible Assets of the Company and Restricted Subsidiaries; provided, however, that this Section 10.6 shall not apply to, and there shall be excluded from Secured Funded Debt in any computation under this Section 10.6, Funded Debt secured by:

          (1) Liens on real or physical property of any corporation existing at the time such corporation becomes a Subsidiary;

          (2) Liens on real or physical property existing at the time of acquisition thereof or incurred within 180 days of the time of acquisition thereof (including, without limitation, acquisition through merger or consolidation) by the Company or any Restricted Subsidiary;

          (3) Liens on real or physical property hereafter acquired (or constructed) by the Company or any Restricted Subsidiary and created prior to, at the time of, or within 270 days after such acquisition (including, without limitation, acquisition through merger or consolidation) (or the completion of such construction or commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of all or any part of the purchase price (or the construction price) thereof;

          (4)  Liens in favor of the Company or any Restricted Subsidiary;

          (5) Liens in favor of the United States of America, any State thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure partial, progress, advance or other payments pursuant to any contract or provisions of any statute;

          (6) Liens incurred or assumed in connection with an issuance of revenue bonds the interest on which is exempt from Federal income taxation pursuant to Section 103(b) of the Internal Revenue Code of 1954, as amended;

          (7) Liens securing the performance of any contract or undertaking not directly or indirectly in connection with the borrowing of money, the obtaining of advances or credit or the securing of Funded Debt, if made and continuing in the ordinary course of business;

          (8) Liens incurred (no matter when created) in connection with the Company's or a Restricted Subsidiary's engaging in leveraged or single-investor lease transactions; provided, however, that the instrument creating or evidencing any borrowings secured by such Lien shall provide that such borrowings are payable solely out of the income and proceeds of the property subject to such Lien and are not a general obligation of the Company or such Restricted Subsidiary;

          (9) Liens under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts or deposits to secure public or statutory obligations of the Company or any Restricted Subsidiary, or deposits of cash or obligations of the United States of America to secure surety, replevin and appeal bonds to which the Company or any Restricted Subsidiary is a party or in lieu of such bonds, or pledges or deposits for similar purposes in the ordinary course of business, or Liens imposed by law, such as laborers' or other employees', carriers', warehousemen's, mechanics', materialmen's and vendors' Liens and Liens arising out of judgments or awards against the Company or any Restricted Subsidiary with respect to which the Company or such Restricted Subsidiary at the time shall be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review, or Liens for taxes not yet subject to penalties for nonpayment or the amount or validity of which is being in good faith contested by appropriate proceedings by the Company or any Restricted Subsidiaries, as the case may be, or minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions or Liens as to the use of real properties, which Liens, exceptions, encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the Company, in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of the Company and its Restricted Subsidiaries;

          (10) Liens incurred to finance construction, alteration or repair of any real or physical property and improvements thereto prior to or within 270 days after completion of such construction, alteration or repair;

          (11) Liens incurred (no matter when created) in connection with a Securitization Transaction;

          (12) Liens on property (or any Receivable arising in connection with the lease thereof) acquired by the Company or a Restricted Subsidiary through repossession, foreclosure or like proceeding and existing at the time of the repossession, foreclosure or like proceeding;

          (13) Liens on deposits of the Company or a Restricted Subsidiary with banks (in the aggregate, not exceeding $50,000,000), in accordance with customary banking practice, in connection with the providing by the Company or a Restricted Subsidiary of financial accommodations to any Person in the ordinary course of business; or

          (14) any extension, renewal, refunding or replacement (or successive extensions, renewals, refundings or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (1) to (13), inclusive; provided, however, that (i) such extension, renewal, refunding or replacement Lien shall be limited to all or a part of the same property that secured the Lien extended, renewed, refunded or replaced (plus improvements on such property) and (ii) the Funded Debt secured by such Lien at such time is not increased.

Section 10.7  Waiver of Certain Covenants.
              ---------------------------

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.6 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 10.8  Calculation of Original Issue Discount.
              --------------------------------------

          The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.

Section 10.9  Appointments to Fill Vacancies in Trustee's Office.
              --------------------------------------------------

          The Company, whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                                  ARTICLE XI

                           Redemption of Securities

Section 11.1  Applicability of Article.
              ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

Section 11.2  Election to Redeem; Notice to Trustee.
              -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution of the Company. In case of any redemption at the election of the Company, the Company shall, at least 60 days, in the event of a redemption of less than all the Securities of any series, or at least 45 days, in the event of a redemption of all the Securities of any series, prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate of the Company evidencing compliance with such restriction.

Section 11.3  Selection by Trustee of Securities to Be Redeemed.
              -------------------------------------------------

          If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.4  Notice of Redemption.
              --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall identify the Securities to be redeemed (including, subject to Section 3.11, the CUSIP number) and shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6) that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 11.5  Deposit of Redemption Price.
              ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 11.6  Securities Payable on Redemption Date.
              -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.7  Securities Redeemed in Part.
              ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Book-Entry Security is so surrendered, such new Security so issued shall be a new Book-Entry Security. If a Guaranteed Security is so surrendered, such new Security so issued shall be a new Guaranteed Security.


                                  ARTICLE XII

                                 Sinking Funds

Section 12.1  Applicability of Article.
              ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.2  Satisfaction of Sinking Fund Payments with Securities.
              -----------------------------------------------------

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.3  Redemption of Securities for Sinking Fund.
              -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.


                                 ARTICLE XIII

                      Defeasance and Covenant Defeasance

Section 13.1  Applicability of Article; Company's Option
              to Effect Defeasance or Covenant Defeasance.
              -------------------------------------------

          If pursuant to Section 3.1 provision is made for either or both of (a) defeasance of the Securities of a series under Section 13.2 or (b) covenant defeasance of the Securities of a series under Section 13.3, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article XIII, shall be applicable to the Securities of such series, and the Company may at its option by a Board Resolution of the Company, at any time, with respect to the Securities of such series, elect to have either
Section 13.2 (if applicable) or Section 13.3 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article XIII.

Section 13.2  Defeasance and Discharge.
              ------------------------

          Upon the Company's exercise of the above option applicable to this Section, the Company and the Guarantor shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged thereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 13.4 as more fully set forth in such Section, payments of the principal of (and premium and interest, if any, on) such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article XIII. Subject to compliance with this
Article XIII, the Company may exercise its option under this Section 13.2 notwithstanding the prior exercise of its option under Section 13.3 with respect to the Securities of such series.

Section 13.3  Covenant Defeasance.
              -------------------

          Upon the Company's exercise of the above option applicable to this Section, the Company and the Guarantor shall be released from its obligations under Section 8.1 and Section 10.6 with respect to the Company (and any covenant applicable to such Securities that are determined pursuant to Section 3.1 to be subject to this provision) and the occurrence of an event specified in Section 5.1(4) (with respect to any of Sections 8.1 and 10.6) (and any other Event of Default applicable to such Securities that are determined pursuant to Section
3.1 to be subject to this provision) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or clause or by reason of any reference in any such Section or clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 13.4  Conditions to Defeasance or Covenant Defeasance.
              -----------------------------------------------

          The following shall be the conditions precedent to application of either Section 13.2 or Section 13.3 to the Outstanding Securities of such series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with the provisions of this
     Article XIII applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium and interest, if any on) the Outstanding Securities of such series on the Maturity of such principal, or premium and interest, if any. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article XI, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in section 3(a) (2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

          (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 5.1(5) and 5.1(6) are concerned, at any time during the period ending on the 121st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 6.8 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

          (5) In the case of an election under Section 13.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (6) In the case of an election under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1.

          (8) The Company shall have delivered to the Trustee an Officers' Certificate of the Company and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
     Section 13.2 or the covenant defeasance under Section 13.3 (as the case may be) have been complied with.

Section 13.5   Deposited Money and U.S. Government Obligations
               to be Held in Trust; Other Miscellaneous Provisions.
               ---------------------------------------------------

          Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 13.5, the "Trustee") pursuant to Section 13.4 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof.

          Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 13.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 13.6  Reinstatement.
              -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.2 or 13.3 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIII until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 13.2 or 13.3; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                  ARTICLE XIV

                            Guarantee of Securities

Section 14.1  Applicability of Article.
              ------------------------

          Securities of any series which are to be Guaranteed Securities shall be subject to the provisions of this Article XIV.

Section 14.2  Guarantee.
              ---------

          The Guarantor agrees to guarantee (such guarantee to be established as provided in Section 2.5), subject to the terms and conditions of the Guarantee, the payment of the principal of, premium, if any, and interest, if any, on Securities of any series, as such principal of, premium, if any, and interest, if any, shall become due and payable after any applicable grace period, whether at maturity, redemption, declaration or otherwise.

          The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in the Guarantee.

          The Guarantor shall be subrogated to all rights of a Holder of a Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee or this Indenture; provided that the Guarantor shall not be entitled to enforce or receive any payment arising out of, or based upon, such right of subrogation until all amounts due on or to become due on or in respect of all Securities of the series of which such Security is a part shall have been paid in full or duly provided for.

          The Guarantee constitutes a guarantee of payment and is unsecured and ranks equally and ratably with all other unsecured and unsubordinated obligations of the Guarantor.

Section 14.3  Execution of Guarantee.
              ----------------------

          To evidence its guarantee specified in Section 14.2 to the Security Holders of any series, the Guarantor hereby agrees to execute the Guarantee, in substantially the form set forth in Section 14.4 (except as otherwise permitted by Section 2.5) to be endorsed on each Security of such series authenticated and delivered by the Trustee. Such Guarantee shall be executed on behalf of the Guarantor by its Chairman of the Board, its President, its General Counsel or a Vice President under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise) which may, but need not be attested, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor. Such signatures may be the manual or facsimile signatures of such officers and may be imprinted or otherwise reproduced on the Guarantee. In case any officer of the Guarantor who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Guarantee had not ceased to be such officer, and any Guarantee may be signed on behalf of the Guarantor by such persons as, at the actual date of the execution of such Guarantee, shall be the proper officers of the Guarantor, although at the date of such Security or of the execution of this Indenture any such person was not such an officer.

     If the form of the Guarantee of the series has been established in or pursuant to one or more Board Resolutions of the Guarantor as permitted by
Section 2.5, in authenticating such Guarantee, and accepting the additional responsibilities under this Indenture in relation to such Guarantee, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

     (a) if the form of such Guarantee has been established by or pursuant to Board Resolution of the Guarantor as permitted by Section 2.5, that such form has been established in conformity with the provisions of this Indenture;

     (b) that the Guarantee, when such Securities have been authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute a valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

     (c) that all laws and requirements in respect of the execution and delivery by the Guarantor of such Guarantee have been complied with.

If such form has been so established for such Guarantee, the Trustee shall not be required to authenticate the Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities, the Guarantee and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          A Guarantee shall not be valid or become obligatory for any purpose with respect to a Security of any series until there appears on such Security a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 14.4  Form of Guarantee.
              -----------------

          FOR VALUE RECEIVED, CASE CORPORATION, a Delaware corporation (the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Note upon which this Guarantee is endorsed (the "Indenture")), hereby guarantees to the holder of the Note upon which this Guarantee is endorsed the payment of the principal of, premium, if any, and any interest on this Note as the same shall become due and payable after any applicable grace period, whether at maturity or upon redemption, declaration or otherwise.

          The Guarantor shall be unconditionally discharged and permanently released from all obligations under the Guarantee at the first time at which the sum of (x) the aggregate indebtedness for money borrowed by Case Credit Corporation and Restricted Subsidiaries (the

"Company," which term includes any successor corporation under the Indenture) that is guaranteed by the Guarantor (excluding this Note and any other indebtedness of the Company and its subsidiaries that is guaranteed by the Guarantor if such guarantee is in fact released in full at the same time and on the same terms that the Guarantee is released) and (y) the aggregate amount of money and credit that is then available (but not drawn) to the Company and its Restricted Subsidiaries under committed borrowing facilities that would become guaranteed by the Guarantor when borrowed under such facilities, is less than $100,000,000, provided that (a) no Event of Default under the Indenture shall have occurred (disregarding any applicable grace period, notice requirement or other condition) and be continuing before or immediately after giving effect to such release and (b) the rating for rated unsecured senior debt of the Company in effect by Moody's Investors Service, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") immediately after the release of the Guarantee would be no worse than the rating for rated unsecured senior debt of the Company in effect by Moody's and S&P immediately prior to the release of the Guarantee.

          The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Note or the indebtedness evidenced thereby and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Guarantee.

          The Guarantee shall be subrogated to all rights of the holder of the Note upon which this Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee or the Indenture; provided that the Guarantor shall not be entitled to enforce or receive any payment arising out of, or based upon, such right of subrogation until all amounts due on or to become due on or in respect of all the Notes of the series of which the Note upon which this Guarantee is endorsed shall have been paid in full or duly provided for.

          This Guarantee constitutes a guarantee of payment and is unsecured and ranks equally and ratably with all other unsecured and unsubordinated obligations of the Guarantor.

          The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee, and to constitute the same the legal, valid and binding obligations of the Guarantor enforceable in accordance with its terms have been done and performed and have happened in compliance with all applicable laws.

          This Guarantee is dated the date of the Note upon which it is endorsed.

          No recourse for the payment on this Guarantee, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Guarantor in the Indenture or any indenture supplemental thereto or in any Guarantee, or because of the creations of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such past, present or future, of the Guarantor or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          All capitalized terms used in this Guarantee but not defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

          This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes, shall be construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and its corporate seal to be hereunto affixed.



                                    CASE CORPORATION


                                    By
                                       ------------------------------
                                    Name:
                                    Title:





{Seal}              --------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                    CASE CREDIT CORPORATION


                                    By  /s/ Robert A. Wegner
                                       ---------------------------------
                                    Name:  Robert A. Wegner
                                    Title: Vice President,
                                           Chief Financial Officer and
                                           Treasurer
Attest:


   /s/ Dawn M. Beck
 ------------------



                                    CASE CORPORATION


                                    By  /s/ Benson K. Woo
                                       ---------------------------------
                                    Name:  Benson K. Woo
                                    Title: Vice President & Treasurer

Attest:



   /s/ Dawn M. Beck
 ------------------


                                    THE BANK OF NEW YORK, as Trustee


                                    By  /s/ Mary La Gumina
                                       ---------------------------------

Attest:


- -------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                    CASE CREDIT CORPORATION


                                    By  /s/ Robert A. Wegner
                                       ---------------------------------
                                    Name:  Robert A. Wegner
                                    Title: Vice President,
                                           Chief Financial Officer and
                                           Treasurer

Attest:


   /s/ Dawn M. Beck
 ------------------



                                    CASE CORPORATION


                                    By  /s/ Benson K. Woo
                                       ---------------------------------
                                    Name:  Benson K. Woo
                                    Title: Vice President & Treasurer

Attest:



   /s/ Dawn M. Beck
 ------------------


                                    THE BANK OF NEW YORK, as Trustee


                                    By  /s/ Mary La Gumina
                                       ---------------------------------
                                            Mary La Gumina
                                            Assistant Vice President

Attest:


- -------------------

STATE OF WISCONSIN       )
                         ) ss.:
COUNTY OF Racine         )


     On the 12th day of February, 1996, before me personally came Robert A. Wegner, to me known, who, being by me duly sworn, did depose and say that he is the Vice President, Chief Financial Officer and Treasurer of Case Credit Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                       /s/ Linda M. Smith
                                     -----------------------------------
                                           Linda M. Smith
                                     My Commission Expires
                                     September 15, 1996


STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


     On the 9th day of February, 1996, before me personally came Mary LaGumina, to me known, who, being by me duly sworn, did depose and say that he is Assistant Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                        /s/ William S. Cassels
                                     -----------------------------------
                                                  [SEAL]

STATE OF WISCONSIN       )
                         ) ss.:
COUNTY OF RACINE         )


     On the 12th day of February, 1996, before me personally came Benson K. Woo, to me known, who, being by me duly sworn, did depose and say that he is the Vice President & Treasurer of Case Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                        /s/ Linda M. Smith
                                     -----------------------------------
                                     My Commission Expires
                                     September 15, 1996

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


     On the 9th day of February, 1996, before me personally came Mary LaGumina, to me known, who, being by me duly sworn, did depose and say that she is Assistant Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed his name thereto by like authority.



                                        /s/ William J. Cassels
                                     -----------------------------------
                                                  [SEAL]